UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 9, 2007

Ameren Corporation (Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	1-14756 (Commission File Number)	43-1723446 (I.R.S. Employer Identification No.)
1901 Chouteau Avenue, St. Louis, Missouri 63103 (Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 15, 2007, Ameren Corporation (“Ameren”) issued a press release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2006. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

The information contained in Exhibit 99.2 shall be deemed filed for purposes of Section 18 of the Exchange Act and shall be deemed to be incorporated by reference into any filing of Ameren under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   In accordance with the director retirement age provisions of Ameren’s Corporate Governance Policy, Richard A. Lumpkin, an Ameren director, offered his resignation from  Ameren’s Board of Directors, effective April 24, 2007, the end of his term as a director. On February 9, 2007 the Board accepted his resignation as a director effective April 24, 2007.

(e)   On February 9, 2007, the Human Resources Committee of the Board of Directors (the “Committee”) of Ameren approved and the full Board of Directors of Ameren ratified the  following actions:

•       Established the 2007 Ameren Executive Incentive Plan (the “2007 EIP”) to provide for the payment of cash bonus awards to the Named Executive Officers in 2008 based on 2007 corporate results and business line and individual performance. The 2007 EIP is attached as Exhibit 99.3 and is incorporated herein by reference.

For 2007, a target award under the 2007 EIP was established for each Named Executive Officer as a percent of 2007 base salary as shown below.

Named Executive Officer	Target Short-Term Incentive Compensation as Percent of Base Salary
Rainwater	90%
Baxter	60%
Voss	60%
Sullivan	60%
Naslund	50%

All of the short-term incentive award opportunities above are dependent on Ameren’s 2007 EPS achievement. However, 50% of the award funded by EPS achievement is subject to adjustment downward based on the performance of the individual executive and the business unit he is responsible for leading in 2007. The range of EPS achievement levels for the 2007 EIP is included in the 2007 EIP attached as Exhibit 99.3.

•          Authorized the issuance pursuant to the 2006 Omnibus Incentive Compensation Plan of performance share unit awards for 2007 to the Named Executive Officers. Each performance share unit represents the right to receive a share of Ameren’s common stock assuming certain performance criteria are achieved. The actual number of performance share units earned will vary from 0 percent to 200 percent of the target number of performance share units granted to each Named Executive Officer, based primarily on the Company’s three-year total shareholder return (“TSR”) relative to a utility peer group and continued employment during the three-year period. Once earned, performance share units continue to rise and fall in value with Ameren’s common stock price for two years, at which time the performance share units are paid in Ameren’s common stock. Dividends on performance share units will accrue and be reinvested into additional performance share units throughout the three-year performance share period. Dividends will be paid on a current basis during the two-year holdback period. Because these performance share units will be earned only if performance goals over performance periods are attained, the amounts, if any, that will be payable to the Named Executive Officers pursuant to the performance share unit awards described above are not determinable at this time. The Committee has the ability to amend the terms of the performance share unit awards, including the performance criteria, to the extent not adverse to the holders of an award.

The target number of performance share units issued to each Named Executive Officer for 2007 pursuant to the 2006 Omnibus Incentive Compensation Plan is set forth in the table attached as Exhibit 99.4 and is incorporated by reference herein. The form of performance share unit award was filed as Exhibit 10.2 to Ameren’s combined Current Report on Form 8-K dated February 10, 2006 (the “Prior 8-K”) and is incorporated herein by reference. The award agreements between Ameren and each of the Named Executive Officers provide certain “Change of Control” acceleration benefits and payouts as described in the Prior 8-K, which description is incorporated herein by reference.

Item 8.01 Other Events.

In its press release dated February 15, 2007, Ameren disclosed the following unaudited consolidated financial statements: Statement of Income for the three-months and twelve-months ended December 31, 2006 and December 31, 2005, Statement of Cash Flows for the twelve-months ended December 31, 2006 and December 31, 2005 and Balance Sheet at December 31, 2006 and December 31, 2005. The foregoing consolidated financial statements are attached as Exhibit 99.2 and Ameren hereby incorporates such consolidated financial statements into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:
99.1	Press release regarding earnings for the year and quarter ended December 31, 2006, issued on February 15, 2007 by Ameren Corporation.
99.2*
Ameren Corporation’s Unaudited Statement of Income for the
three-months and twelve-months ended December 31, 2006 and
December 31, 2005, Statement of Cash Flows for the twelve-months ended December 31, 2006 and December 31, 2005 and Balance Sheet at
December 31, 2006 and December 31, 2005

99.3	2007 Ameren Executive Incentive Plan
99.4	Table of Target 2007 Performance Share Unit Awards Issued to Named Executive Officers

_________________
*  Exhibit 99.2 is intended to be deemed filed rather than furnished pursuant to General Instructions B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ameren has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: February 15, 2007

EXHIBIT INDEX

EXHIBIT NUMBER:	TITLE:
99.1	Press release regarding earnings for the year and quarter ended December 31, 2006, issued on February 15, 2007 by Ameren Corporation.
99.2*

Ameren Corporation’s Unaudited Statement of Income
for the three-months and twelve-months ended
December 31, 2006 and December 31, 2005, Statement
of Cash Flows for the twelve-months ended
December 31, 2006 and December 31, 2005 and Balance
Sheet at December 31, 2006 and December 31, 2005.

99.3	2007 Ameren Executive Incentive Plan.
99.4	Table of 2007 Target Performance Share Unit Awards Issued to Named Executive Officers.

________________
* Exhibit 99.2 is intended to be deemed filed rather than furnished pursuant to General Instructions B.2 of Form 8-K.